UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AKESIS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

June 13, 2006

To our stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Akesis Pharmaceuticals, Inc. The Annual Meeting will be held on Thursday, June 29, 2006, at 10:00 a.m. (Pacific Daylight Time), at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, located at 12235 El Camino Real, Suite 200, San Diego, California.

The actions expected to be taken at the Annual Meeting are described in the attached Proxy Statement and Notice of 2006 Annual Meeting of Stockholders. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2005. We encourage you to carefully read the Annual Report on Form 10-K, as amended. It includes information about our operations, markets, and products, as well as our audited financial statements and certain information relating to corporate governance.

Among the matters to be considered at the Annual Meeting are proposals requesting the following:

(i)	The ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2006; and

(ii)	The re-election of Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to our Board of Directors.

These proposals are discussed in greater detail in the enclosed Proxy Statement.

Stockholders of record as of June 1, 2006 may vote at the Annual Meeting. Whether or not you plan to attend the meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card does NOT deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about the proxy voting. Please read it carefully. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Edward B. Wilson

Edward B. Wilson

President and Chief Executive Officer

AKESIS PHARMACEUTICALS, INC.

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JUNE 29, 2006

To the Stockholders of Akesis Pharmaceuticals, Inc.:

Notice is hereby given that the 2006 Annual Meeting of Stockholders of Akesis Pharmaceuticals, Inc., a Nevada corporation, will be held on Thursday, June 29, 2006 at 10:00 a.m. (Pacific Daylight Time), at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, located at 12235 El Camino Real, Suite 200, San Diego, California.

Matters to be voted on:

•	The ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2006;

•	The re-election of Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to our Board of Directors; and

•	Any other matters that may properly be brought before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. Stockholders of record as of the close of business on June 1, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary’s office, located at 888 Prospect Street, Suite 320, La Jolla, California for ten days prior to the Annual Meeting.

By Order of the Board of Directors

/s/ Edward B. Wilson

Edward B. Wilson

President and Chief Executive Officer

June 13, 2006

YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

AKESIS PHARMACEUTICALS, INC. 888 Prospect Street, Suite 320 La Jolla, California 92037
PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed Proxy is solicited on behalf of the Board of Directors of Akesis Pharmaceuticals, Inc. (“we,” “us” or “our”), for use at the 2006 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, June 29, 2006 at 10:00 a.m. (Pacific Daylight Time), and at any postponement or adjournment thereof. The purposes of the Annual Meeting are set forth in the accompanying Notice of 2006 Annual Meeting of Stockholders.

The Annual Meeting will be held at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, located at 12235 El Camino Real, Suite 200, San Diego, California.

These proxy solicitation materials and the enclosed Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2005, including financial statements, were first mailed on or about June 13, 2006 to all stockholders entitled to vote at the meeting.

GENERAL INFORMATION ABOUT THE MEETING

Who may vote	You may vote if our records showed that you owned your shares as of June 1, 2006 (the “Record Date”). At the close of business on that date, we had a total of 15,347,552 shares of Common Stock issued and outstanding, which were held of record by approximately 409 stockholders. As of the Record Date, we had no shares of Preferred Stock outstanding. You are entitled to one vote for each share that you own.

Voting your proxy	If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage-paid envelope that we have provided. Of course, you may also choose to come to the meeting and vote your shares in person. Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Matters to be presented	We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

Changing your vote	To revoke your proxy instructions if you are a holder of record, you must (i) advise John T. Hendrick, our Chief Financial Officer, in writing before the proxy holders vote your shares, (ii) deliver later proxy instructions, or (iii) attend the meeting and vote your shares in person.

Cost of this proxy solicitation	We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this.

How votes are counted	A quorum will exist and the Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your outstanding shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Abstentions and Broker Non-Votes	Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold your common stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a “broker non-vote”) unless you have given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed.

Our Voting Recommendations	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

•      “FOR” the ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2006;

•      “FOR” the re-election of Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson to our Board of Directors;

Deadline for Receipt of Stockholder Proposals	Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Stockholder proposals that are intended to be presented by such stockholders at our 2007 Annual Meeting of Stockholders must be received by us no later than February 15, 2007 to be considered for inclusion in the Proxy Statement and form of Proxy relating to that meeting. We may confer discretionary authority to vote on any matters submitted for inclusion in the Proxy Statement for our 2007 Annual Meeting of Stockholders that we have received prior to April 26, 2007.

We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our Annual Report on Form 10-K, as amended, together with the financial statements, financial statement schedules and all other exhibits required to be filed with the Annual Report on Form 10-K, as amended, upon written request of the stockholder to Akesis Pharmaceuticals, Inc., 888 Prospect Street, Suite 320, La Jolla, California 92037, Attn: Chief Financial Officer.

PROPOSAL ONE: THE RATIFICATION OF THE APPOINTMENT OF SWENSON ADVISORS, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

Our Board of Directors has selected Swenson Advisors, LLP, an Independent Registered Public Accounting Firm, to audit our financial statements for the fiscal year ending December 31, 2006. The Board of Directors unanimously recommends that stockholders vote FOR the ratification of this appointment.

The decision to appoint Swenson Advisors, LLP was made by our Board of Directors. Before making its decision, the Board of Directors carefully considered Swenson Advisors, LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Board of Directors’ review also included matters required to be considered under the Securities and Exchange Commission’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Board of Directors expressed its satisfaction with Swenson Advisors, LLP in all of these respects.

Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of us and our stockholders. If the stockholders do not ratify the appointment of Swenson Advisors, LLP, the Board of Directors may reconsider its selection.

Swenson Advisors, LLP’s first audit of our financial statements was for the fiscal year ended December 31, 2004. Representatives of Swenson Advisors, LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

FEES BILLED BY SWENSON ADVISORS, LLP DURING THE FISCAL YEAR 2005 AND 2004, RESPECTIVELY
The following table sets forth the approximate aggregate fees billed by Swenson Advisors, LLP for the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004:

	2005	2004
Audit Fees (1)	$89,500	$41,500
Audit-Related Fees (2)	$-	$-
Tax Fees	$-	$-
All Other Fees	$5,000	$-

Total Fees	$94,500	$41,500

(1)	Includes fees for review of our financial statements included in our quarterly reports on Form 10-Q and annual reports on Form 10-K.
(2)	Includes fees for assistance with SEC filings (other than reports on Form 10-Q and Form 10-K) and various accounting consultation.

The Audit Committee of the Board of Directors will pre-approve all audit and non-audit services provided to the Company by Swenson Advisors, LLP.

The Audit Committee of the Board of Directors has determined that the accounting advice and tax services provided by Swenson Advisors, LLP are compatible with maintaining Swenson Advisors, LLP’s independence.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2006.

PROPOSAL TWO: THE RE-ELECTION OF KEVIN J. KINSELLA, KEVIN R. SAYER, JOHN F. STEEL AND EDWARD B. WILSON TO OUR BOARD OF DIRECTORS

At each annual meeting of stockholders, directors are elected for a term of one year or until their respective successors are duly elected and qualified.

Nominees	Kevin J. Kinsella, Kevin R. Sayer, John F. Steel and Edward B. Wilson are the Board of Directors’ nominees for re-election to the Board of Directors at the Annual Meeting. If elected, Messrs. Kinsella, Sayer, Steel and Wilson will serve as directors until our annual meeting in 2007, or their earlier resignation or removal and until their successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Kinsella, Sayer, Steel and Wilson. If any of Messrs. Kinsella, Sayer, Steel and Wilson is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that any of Messrs. Kinsella, Sayer, Steel and Wilson would be unable or unwilling to serve as a director.

Vote Required	If a quorum is present and voting, the nominee receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors.

Information about the Directors and the Nominees	The following table sets forth information regarding our nominees as of May 24, 2006:

Name	Age	Position	Director Since

Nominees to be elected at the Annual Meeting:
Kevin J. Kinsella (1)	60	Director	2004
Kevin R. Sayer (1)	49	Director	2005
John F. Steel (1)	46	Director	2004
Edward B. Wilson	60	Director	2004

(1) Audit Committee Member

There are no family relationships between any director or executive officer.

Kevin J. Kinsella	Mr. Kinsella has been in the venture capital industry since 1983 when he founded Avalon Ventures and is currently a general partner of Avalon Ventures. From July 1999 to October 2004, Mr. Kinsella was the part-time Chief Executive Officer of X-Ceptor Therapeutics, a biotechnology company focused on developing small molecule drugs against orphan nuclear receptors. X-Ceptor Therapeutics was purchased by Exelixis in October 2004. Mr. Kinsella has specialized in the formation, financing and development of more than 50 early stage companies, including Athena Neurosciences, Argonaut Technologies, ARIAD Pharmaceuticals, Aurora Biosciences, Caliper Technologies, GenPharm International, Neurocrine Biosciences, Onyx Pharmaceuticals, Pharmacopeia, Sequana Therapeutics, Senomyx, and Vertex Pharmaceuticals. Mr. Kinsella was the founding chairman of Athena, Aurora, Landmark, Microcide, NeoRx, Onyx, Sytera, Synaptics, Vertex, X-Ceptor and Sequana. He also is an early stage investor in Akesis, Ambit Biosciences, Centrata, Illumina, Nanosys, ONUX Medical and Sytera. Mr. Kinsella graduated from the Massachusetts Institute of Technology in 1967 with a Bachelor of Science degree in Management, with minors in Electrical Engineering and Political Science. He received a Master of Arts degree in International Relations from the Johns Hopkins School of Advanced International Studies (SAIS) in 1969 and did post-graduate work in political economics on a Rotary International Fellowship at the University of Stockholm, Sweden. Mr. Kinsella is a Trustee of the San Diego Museum of Art and a Member of the Dean’s Advisory Council for the Johns Hopkins School of Advanced International Studies. He is the largest producer of the Broadway hit, Jersey Boys.

Kevin R. Sayer	Mr. Sayer is currently a healthcare and medical technology consultant. He previously served as Executive Vice President and Chief Financial Officer of Specialty Labs SP (NYSE), a clinical reference laboratory services company, from April 2004 to May 2005. From 1994 to 2001, Mr. Sayer was the Chief Financial Officer of Minimed, Inc., a publicly traded medical device company focused on diabetes management. Mr. Sayer began his career in public accountancy and from 1983 to 1994 held various positions at Ernst & Young, LLP. He received concurrent bachelors and masters degrees in accounting and information systems from Brigham Young University in 1983. Mr. Sayer is a certified public accountant.

John F. Steel	Mr. Steel has served as Chairman of the Board of Directors and Chief Executive Officer of Microislet Inc. since April 2002. In January 1998, Mr. Steel founded MicroIslet of Delaware, Inc., a company acquired by Microislet Inc. that is now its wholly-owned subsidiary, and served as its Chairman and Chief Executive Officer from September 1998 to April 2002. Mr. Steel also served as a director of DiaSense, Inc. from January 4, 2001 to April 2, 2002. From January 1996 to December 1997, Mr. Steel was a founder, Chief Executive Officer and a director of Akesis Pharmaceuticals, Inc., a company that developed a patented treatment for insulin resistance for Type II diabetes. From January 1987 to June 1990, Mr. Steel served as the Vice President of Defined Benefit Inc., a company he founded in 1986 that provided financial services to health care professionals. From 1989 to 1994, Mr. Steel consulted to several public and private companies on business issues related to distribution of goods, services, and finances through Steel Management. Mr. Steel received his MBA degree with an emphasis in finance from the University of Southern California and a Bachelor of Arts degree from Dartmouth College.

Edward B. Wilson	Mr. Wilson has served as our President and Chief Executive Officer since December 2004. Prior to joining us, Mr. Wilson served as a divisional director of Medtronic, Inc., a medical technology company, from September 2001 to July 2004. From March 1986 to September 2001, Mr. Wilson held various positions, including divisional director at MiniMed, a medical devices manufacturing and sales company acquired by Medtronic. For the past 18 years, Mr. Wilson has worked in delivery of high tech therapies for diabetes. Mr. Wilson has held a variety of sales and marketing positions in other biomedical companies such as Zimmer USA and IMED. Mr. Wilson received his B.A. degree from the University of Utah in 1971 with dual major in Biology and German.

Compensation of Directors

Directors’ Compensation	Members of the Board of Directors currently receive no compensation for serving as members of the Board of Directors. Mr. Wilson receives his regular salary as an employee of the Company as described below. From January 2005 until November 2005, each non-employee member of the Board of Directors received $3,000 for each month such person served as a director of the Company. In November 2005, the Board of Directors terminated such $3,000 monthly director fees.

Board Meetings and Committees

The Board of Directors held a total of 12 meetings during fiscal year 2005. Messrs. Wilson, Kinsella and Steel attended all meetings. Mr. Sayer attended all but one meeting.

Committees of the Board	The Board of Directors currently has an Audit Committee. The following describes the Audit Committee, its current membership, the number of meetings held during fiscal year 2005 and its function. Each of the Audit Committee members is a non-employee director. The Board of Directors has determined that the Audit Committee members are independent directors.

Audit Committee	The Audit Committee consists of Messrs. Sayer, who is the chairman, Kinsella and Steel. The Board of Directors has determined that Mr. Sayer qualifies as an “audit committee financial expert” as defined under applicable rules of the Securities Exchange Commission. The Audit Committee held five meetings during fiscal year 2005. Messrs. Wilson, Steel and Sayer attended all meetings. Mr. Kinsella attended all but one meeting. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by the independent auditors, reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements, and receives and considers comments from the independent auditors on our internal controls. The Audit Committee meets with our independent auditors on a quarterly basis, following completion of the independent auditors’ quarterly reviews and annual audit, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

Compensation Committee	The Board of Directors does not have a Compensation Committee currently in place. Each of the non-employee directors of the Board of Directors makes recommendations to the Board of Directors regarding the compensation of officers and other managerial employees, administers the Company’s stock option plan and any other equity incentive plans adopted by the Company and provides disinterested administration of any employee benefit plans in which our executive officers are eligible to participate.

Compensation Committee Interlocks and Insider Participation	During fiscal year 2005, none of our non-employee members of the Board of Directors or executive officers served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board of Directors.

Nominating Committee

The Board of Directors does not have a Nominating Committee currently in place. We believe it is appropriate not to have such a committee because the Board of Directors as a whole can effectively perform the same functions.

Any stockholder wishing to nominate a candidate for director at a stockholders’ meeting must provide advance notice as described under “Deadline for Receipt of Stockholder Proposals” and must furnish certain information about the proposed nominee. The Board of Directors does not have a policy with regard to the consideration of director candidates recommended by our stockholders. We believe it is appropriate not to have such a policy because the Board of Directors evaluates all director candidates with the same scrutiny.

Our independent directors approve all nominees for membership on the Board of Directors, including the slate of director nominees to be proposed by the Board of Directors to our stockholders for election or any director nominees to be elected or appointed by the Board of Directors to fill interim director vacancies on the Board of Directors.

In addition, our independent directors appoint directors to committees of the Board of Directors and suggest rotation for chairpersons of committees of the Board of Directors as it deems desirable from time to time; and they evaluate and recommend to the Board of Directors the termination of membership of individual directors in accordance with the Board of Directors’ corporate governance principles, for cause or other appropriate reasons (including, without limitation, as a result of changes in directors’ employment or employment status). Director nominees are expected to have considerable management experience that would be relevant to our current and expected future business directions, a track record of accomplishments and a commitment to ethical business practices.

Our independent directors assist the Board of Directors in identifying qualified persons to serve as our directors. They evaluate all proposed director nominees, evaluate incumbent directors before recommending re-nomination, and recommend all approved candidates to the Board of Directors for appointment or nomination to our stockholders. They select as candidates to the Board of Directors for appointment or nomination individuals of high personal and professional integrity and ability who can contribute to the Board of Directors’ effectiveness in serving the interests of our stockholders.

All of our current director candidates were recommended for re-election by the Board of Directors.

Director Attendance at Annual Meetings	Although the Company does not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage all of our directors to attend. All of the Company’s directors attended our 2005 Annual Meeting, our most recent Annual Meeting, in person, except for Mr. Kinsella.

Report of the Board of Directors on Compensation

The following is the report of the non-employee members of our Board of Directors with respect to the compensation earned by our executive officers during fiscal 2005. Actual compensation paid during fiscal 2005 to such executive officers can be found in the Summary Compensation Table contained in our Annual Report on Form 10-K, as amended.

Compensation Philosophy	We operate in the extremely competitive and rapidly changing life sciences industry. We believe that the compensation programs for our executive officers should be designed to attract, motivate and retain talented executives responsible for our success and should be determined within a competitive framework and based on the achievement of designated business objectives, individual contribution, customer satisfaction and financial performance. Within this overall philosophy, our objectives are to provide a competitive total compensation package that takes into consideration a number of factors, including the financial status and performance of the Company, the business environment in which the Company operates, and the compensation practices of companies with which we compete for executive talent.

Components of Executive Compensation	The compensation program for our executive officers currently consists of such executive officer’s base salary. The Board of Directors reviewed and approved fiscal 2005 salaries for our Chief Executive Officer and other persons named in the Summary Compensation Table. In November 2005, the Board of Directors, with the consent of each of our executive officers, decreased the salaries of our executive officers to $1,200 per month, because of the Company’s financial status and performance. We also took into account the status of the Company’s development and funding efforts, each person’s job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Board of Directors exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

Section 162(m)	We have considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based.

Respectfully submitted by Members

of the Board of Directors on June 13, 2006:

Kevin J. Kinsella

Kevin R. Sayer

John F. Steel

Report of the Audit Committee of the Board of Directors

The following is the report of the Audit Committee of the Board of Directors, as it stood on June 13, 2006. The purpose of the Audit Committee is to monitor the Company’s system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors’ attention. The Board of Directors believes that all of the members of our committee are “independent directors” as defined under Rule 10A-3 of the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and Swenson Advisors, LLP. In addition, the Audit Committee has discussed with Swenson Advisors, LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from Swenson Advisors, LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of Swenson Advisors, LLP with that firm. The Audit Committee also has considered the non-audit services provided by Swenson Advisors, LLP and determined that the services provided are compatible with maintaining the independent accountants’ independence.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and the Company’s management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K and any amendments thereto.

Respectfully submitted by Members

of the Audit Committee on June 13, 2006:

Kevin R. Sayer, Chairman

Kevin J. Kinsella

John F. Steel

The information contained above under the captions “Report of the Board of Directors on Compensation” and “Report of the Audit Committee of the Board of Directors” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that we specifically incorporate it by reference into such filing.

EXECUTIVE OFFICERS

Incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2006.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2006.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Akesis stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Akesis Pharmaceuticals, Inc., Investor Relations; 888 Prospect Street, Suite 320, La Jolla, California 92037 or contact Akesis at (858) 454-4311. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Certain sections of this Proxy Statement are incorporated by reference from our Annual Report on Form 10-K/A filed with the SEC on April 28, 2006.

BY ORDER OF THE BOARD OF DIRECTORS Dated: June 13, 2006 /s/ Edward B. Wilson Edward B. Wilson President and Chief Executive Officer

PROXY

AKESIS PHARMACEUTICALS, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS

June 29, 2006

10:00 A.M. PDT

AKESIS PHARMACEUTICALS, INC.

888 PROSPECT STREET, SUITE 320

LA JOLLA, CA 92037

This proxy is solicited by the Board of Directors for use at the 2006 Annual Meeting on June 29, 2006 to be held at the offices of our general counsel, Wilson Sonsini Goodrich & Rosati, P.C. located at 12235 El Camino Real, Suite 200, San Diego, California, 92130.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Edward B. Wilson and John T. Hendrick and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

There are two ways to vote your Proxy:

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Akesis Pharmaceuticals, Inc., c/o Standard Registrar & Transfer Co., Inc., 12528 South 1840 East, Draper, UT 84020.

VOTE AT THE MEETING

Attend the 2006 Annual Meeting of Stockholders on June 29, 2006 and cast your vote.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. The ratification of the appointment of Swenson Advisors, LLP as our independent auditors for the fiscal year ending December 31, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. ELECTION OF DIRECTORS: NOMINEES: 01 – Kevin Kinsella 02 – Kevin R. Sayer 03 – John F. Steel 04 – Edward B. Wilson	FOR ☐ ☐ ☐ ☐	WITHHELD ☐ ☐ ☐ ☐

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Date

Print Exact Stockholder Name
Signature
Print Name of Signatory*
Title of Signatory*

* Please complete if signing on behalf of a stockholder that is an entity including without limitation a joint tenancy, corporation, partnership, or limited liability company.

Address change?  Mark Box and Indicate changes below    ☐

Address :

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.